Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-221047) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(2)Registration Statement (Form S-8 No. 333-223617) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(3)Registration Statement (Form S-8 No. 333-230083) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(4)Registration Statement (Form S-8 No. 333-236978) pertaining to the Amended and Restated 2010 Stock Incentive Plan, Non-Qualified Stock Option Award (Inducement Grant) and the Restricted Stock Unit Award (Inducement Grant) of OptiNose, Inc.
(5)Registration Statement (Form S-8 No. 333-253814) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(6)Registration Statement (Form S-8 No. 333-263362) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(7)Registration Statement (Form S-3 No. 333-228122) of OptiNose, Inc.
(8)Registration Statement (Form S-3 No. 333-258707) of OptiNose, Inc.
(9)Registration Statement (Form S-8 No. 333-270333) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(10) Registration Statement (Form S-3 No. 333-273873) of OptiNose, Inc.
(11) Registration Statement (Form S-8 No. 333- 277746) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.

of our report dated March 26, 2025, with respect to the consolidated financial statements of OptiNose, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2024.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 26, 2025